GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Strategic International Equity Fund (the “Fund”)

Supplement dated February 5, 2014 to the

Prospectus and Statement of Additional Information, both dated April 30, 2013, as supplemented to date (the “Prospectus” and the “SAI”, respectively)

Effective immediately, Edward Perkin no longer serves as a portfolio manager for the Fund. Additionally, effective immediately, Suneil Mahindru serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Perkin in the Prospectus and SAI are hereby deleted in their entirety. The Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Strategic International Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity, has managed the Fund since 2014; and Alexis Deladerrière, CFA, Executive Director, has managed the Fund since 2012.

The following is added to the table in the “Service Providers—Fund Managers—Fundamental International Equity Portfolio Management Team” section of the Prospectus:

Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity	Portfolio Manager— Strategic International Equity	Since 2014	Suneil Mahindru is the Chief Investment Officer of International Equity, overseeing the portfolio management and investment research for the Global and International Equity accounts of Goldman Sachs. Mr. Mahindru joined the Investment Adviser in September 1996 as an investment analyst and was named Managing Director in 2007. Prior to joining Goldman Sachs, he spent three years at CIN Investment Ltd. as an analyst.

This Supplement should be retained with your Prospectus and SAI for future reference.

VITSIEPMSTK 2-14